                                                                  Exhibit 10.32

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. THE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE, DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE WARRANTS UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH OFFER, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR DISPOSITION. THE STOCK TRANSFER AGENT, IF ANY, OF THE COMPANY WILL BE ORDERED TO EFFECTUATE TRANSFERS OF THE WARRANTS ONLY IN ACCORDANCE WITH THE ABOVE RESTRICTIONS.

                                 MAIL.COM, INC.

                        WARRANT TO PURCHASE CAPITAL STOCK

Initial Warrantholder:                                 CNET, Inc.
                                                       150 Chestnut Street
                                                       San Francisco, CA 94111


No. of Shares of Common Stock
to be issued upon exercise in full:                    990,000


         FOR VALUE RECEIVED, Mail.com, Inc., a Delaware company (the "Company"), promises to issue to the Initial Warrantholder, its nominees, successors or assigns (the "Warrantholder") NINE HUNDRED NINETY THOUSAND (990,000) nonassessable shares (the "Shares") of the Common Stock at any time on or prior to an Expiration Date (as defined herein) upon payment by the Warrantholder to the Company of the purchase price per share in the amount of five dollars ($5.00) (the "Specified Price") or, if the initial public offering price is less than the Specified Price, at a price per share equal to the initial public offering price per share of the Common Stock pursuant to the registration of the Common Stock (such purchase price, the "Purchase Price"), and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrantholder shall have the right to exercise this warrant (the "Warrant") in whole or in part at any time or times on or prior to the Expiration Date.


         SECTION 1. (a) DEFINITIONS. The following terms as used in this certificate shall have the following meanings:

         "Common Stock" means the Company's Class A Common Stock, par value $.01 per share.

         "Expiration Date" means the earlier of (i) December 31, 1999 and (ii) the Preregistration Expiration Date.

         "Escrow Agreement" means the Escrow Agreement by and among the parties hereto and the Escrow Agent (as defined therein) dated as of the date hereof.

         "Offering Notice" means the notice provided by the Company to the Warrantholder of the Company's intention to file an S-1 registration statement to register its Common Stock in an initial public offering. The Offering Notice shall be effective if it includes the name of the lead underwriter.

         "Preregistration Expiration Date" means (i) three (3) business days after an Offering Notice is given if such Offering Notice is given by April 26, 1999, and (ii) fourteen (14) calendar days after an Offering Notice is given if such Offering Notice is given after April 26, 1999; provided, however, that the Preregistration Expiration Date shall not be deemed to have occurred with respect to any Offering Notice if (i) the S-1 registration statement is not filed within thirty (30) days after such Offering Notice is given or (ii) if the Company files a Form S-1 registration statement and an initial public offering is not consummated within four (4) months after filing such Form S-1 registration statement.

         (b)      OTHER DEFINITIONAL PROVISIONS.

                  (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this certificate, the words "herein", "hereof" and "hereunder", and words of similar import, shall refer to this certificate as a whole and not to any provision of this certificate, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this certificate unless otherwise specified. Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.


         SECTION 2. COVENANTS OF THE COMPANY. The Company will at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issuing upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         SECTION 3. EXERCISE OF WARRANT; LEGENDS; WARRANTHOLDER REPRESENTATIONS.
(a) In order to exercise this Warrant, the Warrantholder shall deliver to the Company (i) a written notice of such holder's election to exercise this Warrant, in the form of the Subscription Notice attached as Exhibit A hereto, which notice shall specify the number of shares of Common Stock to be purchased and
(ii) payment in cash or by a certified or cashier's check (A) to the Company or
(B) if such exercise is in connection with an Offering Notice, to the Escrow Agent pursuant to the Escrow Agreement. The exercise of the Warrant shall be deemed to be a representation by the Warrantholder that the Shares are being purchased for its own account and not with a view to the distribution thereof. After receipt of written notice and upon the payment of the Purchase Price to the Company by the Warrantholder or by the Escrow Agent pursuant to the Escrow Agreement upon the release thereof in accordance with the terms of the Escrow Agreement, the Company shall as promptly as practicable execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If this Warrant shall have been exercised only in part, the Company shall also deliver a new warrant of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by this Warrant.

         (b) The Warrantholder understands that the certificates evidencing the Shares shall bear the following legends:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired not with a view to distribution and may not be offered, sold, transferred, pledged, or hypothecated in the absence of an effective registration statement for the shares under the Act and under any applicable state securities laws, or an exemption therefrom evidenced by an opinion of counsel reasonably satisfactory to the Company that such registration is not required as to such sale or offer, except that no such opinion shall be required in connection with a sale pursuant to Rule 144 or Rule 144A under the Securities Act of 1933. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instruction."


         (c) The Warrantholder has made, either alone or together with its advisors, such independent investigation of the Company, its management and related matters as it deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Company through the transactions contemplated by this Agreement; and it and its advisors have received all information and data that it and its advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Warrant and the Shares pursuant to the transactions contemplated by this Agreement. The Warrantholder has completed to its satisfaction such independent investigation of the books and records of the Company and understands the nature of the potential risks and potential rewards of its ownership interest in the Company. The Warrantholder is a sophisticated investor with investment experience in the area of venture capital and, in the event of any liquidation or winding up of the Company, has the ability to bear complete loss of its investment.


         SECTION 4. ADJUSTMENTS. The number of shares of Common Stock deliverable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

         (a) In the event the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of the Company of any class or series, the Warrantholder shall thereafter be entitled to receive upon the exercise of this Warrant the number of shares of Common Stock which the Warrantholder would have owned or have been entitled to receive had the Warrant been exercised immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following such record date or the day upon which such subdivision, combination or reclassification becomes effective. Upon any adjustment in the number of Shares issuable upon exercise of the Warrant under this Section 4(a), the Specified Price shall be appropriately adjusted.

         (b) In the event that the Company takes a record of holders of Common Stock for the purpose of entitling them to receive a dividend payable in any security convertible into Common Stock and the Warrantholder thereafter exercises the purchase rights hereunder, such Warrantholder shall be entitled to receive upon such exercise, in addition to the shares of Common Stock deliverable to the Warrantholder in accordance with the provisions hereof, the number of shares or principal amount of such security convertible into Common Stock as the Warrantholder would have been entitled to receive if the Warrantholder had converted immediately prior to the taking of such record.

         (c) No adjustment in the number of shares purchasable upon exercise of this Warrant shall be required unless such adjustment would require an increase or decrease of at least one-tenth of a share in the number of shares for which this Warrant is exercisable; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (d) No fractional shares of Common Stock shall be issued upon exercise of this Warrant, but, instead, to the extent that any fraction of a share would otherwise be issuable, the Purchase Price shall be proportionately reduced.


         SECTION 5. NOTICE OF ADJUSTMENT. Upon any event requiring an adjustment of the number of Shares exercisable by this Warrant, then and in each such case the Company shall promptly give written notice thereof to the Warrantholder, which notice shall specify the number of Shares exercisable by this Warrant after giving effect to such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         SECTION 6. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its assets to another Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, exercise, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or, payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case, appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion.


         SECTION 7. EXCHANGE OF WARRANTS. This certificate is exchangeable upon the surrender hereof by the holder at such office or agency of the Company, for a new certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new certificates to represent the right to subscribe for and purchase such number of Shares as shall be designated by said holder hereof at the time of such surrender.


         SECTION 8. LOST, STOLEN, MUTILATED OR DESTROYED. If this certificate is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated certificate, include the surrender thereof), issue a new certificate of like denomination and tenor as the certificate so lost, stolen, mutilated or destroyed. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed certificate shall be at any time enforceable by anyone.


         SECTION 9. NOTICE. All notices and other communications under this Warrant shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:


                  (i)      if to the Company, to it at:

                           Mail.com, Inc.
                           11 Broadway, Suite 660
                           New York, NY 10007
                           Attention: Gary Millin, President

                           Telephone No.: (212) 425-3477
                           Telecopier No.: (212) 425-3487

                           with a copy to:

                           Law Offices of Brian J. Zimmet
                           801 Second Avenue, 5th Floor
                           New York, NY 10017
                           Attention:  Brian J. Zimmet

                           Telephone No.: (212) 922-1330
                           Telecopier No.: (212) 949-6916

                           and to:

                           Winthrop, Stimson, Putnam & Roberts
                           One Battery Park Plaza
                           New York, NY 10004
                           Attention:  David W. Ambrosia

                           Telephone No.: (212) 858-1208
                           Telecopier No.: (212) 858-1500

                  (ii)     if to the holder, to it at:

                           CNET, Inc.
                           150 Chestnut Street
                           San Francisco, CA 94111
                           Attention:  Doug Woodrum

                           Telephone No.: (415) 395-7800
                           Telecopier No.: (415) 395-9205

                           with a copy to:

                           Hughes & Luce, LLP
                           1717 Main Street, Suite 2800
                           Dallas, TX  75201
                           Attention: R. Clayton Mulford

                           Telephone No.: (214) 939-5500

                           Telecopier No.: (214) 939-5849

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 9 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided.


         SECTION 10. AMENDMENT AND WAIVER. No failure or delay on the part of the Warrantholder in exercising any right, power or remedy under this Warrant shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Warrant are cumulative and are not exclusive of any remedies that may be available to the holder of the Warrant at law, in equity or otherwise.


         SECTION 11. REMEDIES. The Company stipulates that the remedies at law of the Warrantholder in the event of any default or threatened default by the Company in the performance of or compliance with any terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this Warrant or by an injunction against a violation of any of the terms hereof.


         SECTION 12. SUCCESSORS AND ASSIGNS. The Warrant and the rights evidenced hereby shall inure to the benefits of and be binding upon the successors and assigns of the Company and the Warrantholder evidenced hereby, to the extent provided herein, and shall be enforceable by such Warrantholder. Notwithstanding anything herein to the contrary, the Warrant and the rights evidenced hereby are assignable in whole or in part by the Warrantholder.


         SECTION 13. MODIFICATION AND SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any provision is unenforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions hereof, but this certificate shall be construed as if such unenforceable provision had never been contained herein.

         SECTION 14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principals thereof.

         IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its duly authorized officers and its corporate seal to be hereunto affixed as of the 1st day of March, 1999.


                                                MAIL.COM, INC.


                                                /s/ Gary Millin
                                                ---------------------------
                                                By:      Gary Millin
                                                Title:   President



ATTEST:


/s/ Gerald Gorman
----------------------------
By:       Gerald Gorman
Title:    Secretary

                                                             EXHIBIT A TO
                                                             WARRANT CERTIFICATE



                                SUBSCRIPTION FORM


                 TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
                 REGISTERED HOLDER DESIRES TO EXERCISE WARRANTS


MAIL.COM, INC.


           The undersigned hereby exercises the right to purchase ______________ of the Shares covered by the Warrant certificate in accordance with the terms and conditions thereof at the purchase price of Five dollars ($5.00) per Share for an aggregate purchase price of ____________, (subject to adjustment as provided in the Warrant certificate) and herewith tenders to the Company the Warrant certificate.

                                                     WARRANTHOLDER



                                                     ---------------------------
                                                     By:
                                                     Title:


                                                     Total No. of Shares
                                                     Being Purchased:
                                                                     -----------


Dated:
       ---------------------